LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Supplement Dated November 27, 2019 to the Summary Prospectus dated May 1, 2019

This Supplement updates certain information in the Summary Prospectus for the LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, revisions to the Summary Prospectus are as follows:

1.	All references to, and information regarding, Dennis S. Ruhl in the Summary Prospectus are deleted in their entirety.

2.	The following replaces the information related to J.P. Morgan Investment Management Inc. (“JPMorgan”) under Portfolio Managers on page 4:

JPMorgan Portfolio Managers	Company Title	Experience with Fund
Jason Alonzo	Managing Director	Since February 2016
Wonseok Choi, Ph.D.	Managing Director	Since November 2019
Akash Gupta, CFA, FRM	Executive Director	Since November 2019
Philip D. Hart, CFA	Managing Director	Since February 2016
Lindsey Houghton	Executive Director	Since November 2019
Lawrence Playford, CPA, CFA	Managing Director	Since September 2012
Jonathan K. L. Simon	Managing Director	Since September 2012
Andrew Stern, CFA	Executive Director	Since November 2019
Jonathan Tse, CFA	Executive Director	Since November 2019

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